UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
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The Pepsi Bottling Group, Inc.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 28, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Proxy Statement and 2007 Annual Report to Shareholders
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

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1 PEPSI WAY
SOMERS, NY 10589

Vote In Person
Should you choose to attend the meeting and vote these shares in person, please read the Proxy Statement for meeting attendance instructions.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Type:	Annual	Meeting Location:	The Pepsi Bottling Group, Inc.
Meeting Date:	May 28, 2008		1 Pepsi Way
Meeting Time:	10:00 A.M. Eastern Time		Somers, NY 10589
For holders as of:	March 31, 2008
A map with directions to the Annual Meeting of Shareholders of The Pepsi Bottling Group, Inc. can be found at www.pbg.com in the Investor Relations section.

Voting items
THE BOARD RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 and 4.
1.	Election of Directors
Nominees:

1a)	Linda G. Alvarado

1b)	Barry H. Beracha

1c)	John C. Compton

1d)	Eric J. Foss

1e)	Ira D. Hall

1f)	Susan D. Kronick

1g)	Blythe J. McGarvie

1h)	John A. Quelch

1i)	Javier G. Teruel

1j)	Cynthia M. Trudell
2.	Approval of the Company’s Amended and Restated Certificate of Incorporation

3.	Approval of an amendment to the Company’s 2004 Long-Term Incentive Plan

4.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2008